UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06416

Exact Name of registrant as specified in charter:	DTF Tax-Free Income Inc.

Address of principal executive offices:	55 East Monroe Street,
Suite 3600,
Chicago, IL 60603

Name and address of agent for service:	Prudential Investments LLC
Deborah A. Docs
Gateway Center Three, 4th Floor
100 Mulberry Street,
Newark, NJ 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	10/31/05

Date of reporting period:	4/30/05

Item 1 – Reports to Stockholders – [INSERT REPORT]

LETTER TO

SHAREHOLDERS

June 14, 2005

Dear Shareholder:

The Municipal Market and Your Fund

Over the past six months, the municipal bond market has experienced a significant flattening of the yield curve, heavy issuance of new bonds, and strong performance by the lower rated sectors of the market. Beginning in June of 2004, the Federal Reserve (Fed) began increasing short-term rates at a “measured pace” in an effort to keep inflation contained without endangering economic growth. Bond market investors have apparently believed that the Fed will be successful, and since the end of October 2004, short-term yields have increased while longer-term yields have actually declined. For example, the yield on one-year, AAA rated municipal bonds has increased from 1.8% to 2.6% or 80 basis points, while the yield on 30-year, AAA rated municipal bonds has declined from 4.6% to 4.4% or 20 basis points. This flattening in the municipal yield curve has generated higher returns for long-term municipal bonds compared to short-term bonds.

During the first quarter of 2005, municipal bonds continued to be brought to market at a robust pace as interest rates remained low and municipalities sought new debt and refinanced older, higher cost debt at attractive levels. Heavy supply of municipal bonds typically exerts upward pressure on bond yields. Should interest rates move higher later in 2005, it is expected the supply of new bonds will diminish. Further, as municipalities continue to experience improvements in their financial condition, the amount of new issuance should moderate as cash needs are covered from general operations.

Lower quality municipal bonds, specifically tobacco settlement bonds and below investment grade bonds, continue to provide returns significantly above the general municipal bond market as measured by the Lehman Brothers Municipal Bond Index. To maintain our high credit quality standards for the Fund, we have chosen not to own tobacco settlement bonds, which are mostly rated BBB. It is our belief that the high risk of ongoing legal challenges to the settlement structure and marketing practices of the tobacco companies make the sector inappropriate for the Fund. Further, we continue to believe that the longer-term risks inherent in this sector are not consistent with our strategy of preservation of capital.

Your Fund managers continue to emphasize higher quality utility bonds within a highly diversified portfolio. The Fund currently has an average quality rating of AA, with 97% of its issues rated AA or higher. Within the utility segment of the portfolio, the Fund is well diversified among electric utility, pollution control, and water/sewer issues. The Fund has continued the theme of owning the higher quality essential service utilities like water and sewer utility bonds. Additionally, the Fund is well diversified geographically with exposure to 28 states. As a result, the portfolio remains well diversified in an effort to minimize exposure to any one municipal sector or geographic region. Your Fund also is well protected from bonds being called, with only 13% of the portfolio subject to call over the next 3 years. With interest rates hovering near 40-year record low levels, this limited amount of near-term callable bonds is especially beneficial to the portfolio.

The Fund’s diversification by market sector is shown below:

Market Sectors
Water/Sewer Revenue	39%
Electric Utilities	17
Pre-Refunded Utilities	14
Pollution Control	1
Non-Utilities	29

General Economic Commentary

Since the summer of 2004, consistent with the municipal bond market, longer maturity U.S. Treasury bond yields have declined while shorter maturity securities have seen yields rise as the Fed raised short-term rates eight times for a total of 200 basis points. The strengthening U.S. economy, improved employment market, and the threat of rising inflation have all contributed to the change in monetary policy and language by the Fed. The Fed continues to publicly state that with appropriate monetary policy, the upside and downside risks to the attainment of both sustainable growth and price stability should be roughly equal. To that end, the Fed believes that policy accommodation can be removed at a measured pace. However, the extent of future Fed tightening of monetary policy has been put into question as economic activity unexpectedly slowed during the first quarter of 2005 compared to the pace experienced in 2004 and as inflation expectations have appeared to moderate.

The U.S. economy remains healthy, albeit less robust than last year, as evidenced by gross domestic product (GDP) growth, continued healthy corporate profits, improving employment, and the strong housing market. Over the past twelve months, the U.S. economy expanded at a rate of 3.7%. While this rate has slowed since last March’s year-over-year increase of 5.0%, it still represents solid economic growth. This 3.7% annual GDP growth rate compares to the average yearly growth rate of approximately 2.9% since 1990. Corporate profitability continued to improve during the second quarter as U.S. companies reported their fifth consecutive quarterly increase in profits. Corporate profits have increased on a year-over-year basis for 13 consecutive quarters as consumer, business and government spending remained healthy. The first quarter of 2005 saw growth in corporate profits of 13.8%. The labor markets have slowly improved as unemployment declined to 5.1%, down from 5.6% in May of last year. Lastly, the U.S. housing market continues to experience record home sales across the country as improving labor markets, higher personal income, and mortgage rates that hover at 40-year lows continue to fuel the market. As long as these ingredients remain in place, this robust housing market should persist. Clearly, the U.S. economy remains healthy as most major economic indicators are reporting economic growth.

Outlook

As we move forward into 2005, we anticipate the U.S. economy will moderate as the Fed continues to reverse its accommodative monetary policy at a measured pace. Factors that could influence the municipal bond market include: the timing and depth of additional Fed policy changes, the health of the U.S. economy and labor markets, continued flattening of the municipal yield curve and potential changes to existing tax laws. This flattening in the municipal yield curve has put pressure on leveraged closed-end municipal bond funds, and the DTF Fund is no exception. The cost of leverage has increased almost 180 basis points since this time last year while the yields available on 10 and 30-year municipal bonds have declined by 39 and 56 basis points respectively. If the Fed continues, as expected, to increase rates over the balance of 2005 and longer- term municipal bond yields do not follow, the DTF Fund will see its level of earnings decline.

Fund Performance

The DTF Fund’s total return for one, three, five and ten year periods is compared to the Lehman Municipal Bond Index and its Lipper Leveraged Municipal Peer Group below:

ANNUALIZED NAV TOTAL RETURN
(4/30/05)
	One Year	Three Years	Five Years	Ten Years

DTF Fund[1]	7.8%	6.9%	8.2%	6.9%
Lehman Brothers Municipal Bond Index[2]	6.8	6.0	7.0	6.5
Lipper Leveraged Municipal Peer Group[3]	10.7	8.5	9.0	7.2

1 Source: Lipper Inc. Total return of the Fund represents the change in net asset value from the beginning of the period (11/1/04) through the end (4/30/05), and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the New York Stock Exchange using the symbol DTF. Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2 Source: Lehman Brothers.

3 Source: Lipper Inc. The Lipper General Leveraged Municipal Debt Funds Average is comprised of funds that invest primarily in municipal debt issues rated in the top four credit ratings. These funds are leveraged via the use of debt, preferred equity and/or reverse repurchase agreements.

We continue to appreciate your interest in the DTF Tax-Free Income Fund and look forward to being of continued service in the future.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	President & CEO

DTF TAX-FREE INCOME INC.

Portfolio of Investments

April 30, 2005 (Unaudited)

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			LONG-TERM INVESTMENTS—143.3%
			Alabama—5.3%
			Jefferson Cnty. Swr. Rev. Capital Impvt.
Aaa	$3,000	(b)	5.125%, 2/1/29, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	$3,245,610
Aaa	2,100	(b)	5.00%, 2/1/33, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	2,262,687
Aaa	1,900	(b)	5.00%, 2/1/33, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	2,051,411

				7,559,708

			Alaska—0.4%
			Alaska St. Hsg. Fin. Corp. Rev.,
Aaa	500		5.00%, 12/1/11, Ser. B-2	528,955

			California—25.9%
			Burbank Elec. Rev.,
Aaa	1,380		5.375%, 6/1/18, M.B.I.A.	1,523,837
			Foothill/Eastern Corr. Agency Toll Road Rev.,
Aaa	5,640	(b)	6.00%, 1/1/34, Ser. A, Prerefunded 1/1/07 @ $100	5,938,243
			Fresno Swr. Rev.,
Aaa	3,030		6.00%, 9/1/09, A.M.B.A.C.	3,402,872
Aaa	2,000		6.25%, 9/1/14, A.M.B.A.C.	2,416,540
			Los Angeles Wastewtr. Sys. Rev.,
Aaa	2,000		5.00%, 6/1/26, Ser. A, M.B.I.A.	2,104,500
			Los Angeles Wtr. & Pwr. Rev., Ser. A,
Aaa	1,000		5.25%, 7/1/21, F.S.A.	1,076,780
Aaa	1,000		5.375%, 7/1/21, M.B.I.A.	1,083,590
			Metro Wtr. Dist. Southern California Waterwork Rev.,
Aaa	1,500		5.00%, 10/1/29, M.B.I.A.	1,581,780
			Pomona Sngl. Fam. Mtge. Rev.,
Aaa	2,025	(b)	7.375%, 8/1/10, Escrowed to maturity	2,239,630
			Riverside Cnty. Sngl. Fam. Rev., Mtge. Backed,
Aaa	2,500	(b)	7.80%, 5/1/21, Ser. A, Escrowed to maturity	3,476,350

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			San Bernardino Cnty. Residential Mtge. Rev.,
Aaa	$7,840	(b)	9.60%, 9/1/15, Escrowed to maturity	$11,726,366
			Saratoga Unified Sch. Dist.,
Aaa	1,040		Zero Coupon, 9/1/20, Ser. A, F.G.I.C.	511,524

				37,082,012

			Connecticut—3.4%
			Connecticut St. Tax Oblig. Rev.,
Aaa	1,000		5.25%, 7/1/17, Ser. B, A.M.B.A.C.	1,137,070
			Mashantucket Western Pequot Tribe Spl. Rev.,
Baa3	3,500		5.75%, 9/1/18, Ser. B	3,670,135

				4,807,205

			District of Columbia—1.1%
			District of Columbia Wtr. & Swr.
Aaa	1,500		5.00%, 10/1/33, F.G.I.C.	1,559,190

			Florida—10.6%
			Dade Cnty. Wtr. & Swr. Sys. Rev.,
Aaa	3,000		5.25%, 10/1/26, F.G.I.C.	3,148,620
			Escambia Cnty. Hlth Fac. Rev.,
A3	1,170		5.125%, 10/1/19	1,201,941
			Florida Mun. Ln. Council Rev. North Miami Beach Wtr. Proj.,
Aaa	2,210		5.375%, 8/1/20, Ser. B, M.B.I.A.	2,447,089
			Miami-Dade Cnty. FL Storm Wtr. Util. Rev.,
Aaa	2,000		5.00%, 4/1/27, M.B.I.A.	2,115,360
			Sarasota Cnty. Util. Sys. Rev.,
Aaa	1,000		5.25%, 10/1/16, Ser. C, F.G.I.C.	1,099,090
			St. Petersburg Public Util. Rev.,
Aaa	5,000		5.00%, 10/1/28, Ser. A, F.S.A.	5,155,300

				15,167,400

See Notes to Financial Statements.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			Georgia—16.2%
			Atlanta Wtr. & Wastewtr. Rev., Ser. A,
Aaa	$2,385		5.00%, 11/1/29, F.G.I.C.	$2,465,494
Aaa	715		5.00%, 11/1/38, F.G.I.C.	735,463
Aaa	2,615	(b)	5.00%, 11/1/29, F.G.I.C. Prerefunded 5/1/09 @ $101	2,833,902
Aaa	785	(b)	5.00%, 11/1/38, F.G.I.C. Prerefunded 5/1/09 @ $101	850,712
			De Kalb Cnty Wtr. & Swr. Rev.,
Aa2	4,000		5.00%, 10/1/24	4,209,160
			Fulton Cnty. Sch. Dist., Gen. Oblig.,
Aa2	2,000		5.375%, 1/1/16	2,277,900
			Georgia Mun. Elec. Auth. Pwr. Rev., Ser. Y,
Aaa	145	(b)	6.40%, 1/1/13, A.M.B.A.C., Escrowed to maturity	168,476
Aaa	2,470		6.40%, 1/1/13, A.M.B.A.C.	2,876,093
			Georgia Mun. Elec. Auth. Rev.,
Aaa	5,500		6.50%, 1/1/20, Ser. X, A.M.B.A.C.	6,746,410

				23,163,610

			Hawaii—1.4%
			Hawaii Dept. Budget & Fin
Aaa	2,000		4.80%, 1/1/25, Ser. A F.G.I.C.	2,016,520

			Idaho—1.4%
			Idaho Hsg. Agcy., Sngl. Fam. Mtge. Sr., Ser. B,
Aa1	1,260		6.65%, 7/1/14	1,265,670
Aaa	718		6.60%, 7/1/27, F.H.A.	733,107

				1,998,777

			Illinois—4.7%
			Chicago Gen. Oblig.,
Aaa	4,000		6.25%, 1/1/11, A.M.B.A.C.	4,519,960
			Chicago Park Dist., Gen. Oblig.,
Aaa	1,000		5.00%, 1/1/27, Ser. A, A.M.B.A.C.	1,045,590
			Lake Cnty., Wtr. & Swr. Sys. Rev.,
Aaa	1,000		5.50%, 12/1/10, Ser. A, A.M.B.A.C.	1,110,230

				6,675,780

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			Indiana—5.6%
			Indiana Mun. Pwr. Agcy., Pwr. Supply Sys. Rev.,
Aaa	$5,000		6.00%, 1/1/13, Ser. B, M.B.I.A.	$5,808,850
			Indianapolis Local Pub. Impvt., Bond Bank Waterworks Proj.,
Aaa	2,100		5.25%, 7/1/33, Ser. A, M.B.I.A.	2,244,984

				8,053,834

			Kentucky—1.4%
			Louisville & Jefferson Cnty. Met. Swr. Dist., Swr. & Drain Sys. Rev.,
Aaa	2,000		5.00%, 5/15/30, Ser. A, F.G.I.C.	2,072,740

			Louisiana—0.9%
			St. Charles Parish, Solid Waste Disp. Rev., (Louisiana Pwr. & Lt. Co.),
Aaa	1,250		7.00%, 12/1/22, Ser. A, F.S.A.	1,254,150

			Massachusetts—4.9%
			Boston Wtr. & Swr. Comm. Rev.,
Aaa	2,000		5.00%, 11/1/28, Ser. D, F.G.I.C.	2,079,000
			Massachusetts St. Tpk. Auth., Metro. Highway Sys. Rev.,
Aaa	2,355		5.125%, 1/1/23, Ser. B, M.B.I.A.	2,468,464
Aaa	2,500		4.75%, 1/1/34, Ser. A, A.M.B.A.C.	2,521,725

				7,069,189

			Michigan—3.0%
			Detroit Wtr. Supply Sys. Rev., Sr. Lien, Ser. A,
Aaa	2,000		5.00%, 7/1/30, F.G.I.C.	2,068,500
Aaa	2,000		5.50%, 7/1/24, F.G.I.C.	2,196,920

				4,265,420

			Mississippi—1.2%
			Mississippi Gulf Coast Reg. Wastewtr. Auth. Rev., Wastewtr. Treatment Facs.,
AAA*	1,500	(b)	7.00%, 7/1/12 Escrowed to maturity	1,761,210

See Notes to Financial Statements.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			Nebraska—4.8%
			Lincoln San. Swr. Rev.,
Aaa	$1,000		5.00%, 6/15/16, M.B.I.A.	$1,084,650
			Omaha Pub. Pwr. Dist., Elec. Rev., Ser. B,
Aa2	2,500	(b)	6.15%, 2/1/12 Escrowed to maturity	2,834,375
Aa2	2,500	(b)	6.20%, 2/1/17 Escrowed to maturity	2,970,725

				6,889,750

			Nevada—3.2%
			Las Vegas Valley Wtr. Dist., Gen. Oblig.,
Aaa	1,400		5.00%, 6/1/25, Ser. B, M.B.I.A.	1,472,856
Aaa	3,000		5.00%, 6/1/32, Ser. A, F.G.I.C.	3,113,790

				4,586,646

			New Jersey—1.6%
			New Jersey St. Gen. Oblig.,
Aa3	2,000		5.25%, 7/1/17, Ser. H	2,251,280

			New York—8.9%
			Long Island Pwr. Auth. Elec. Sys. Rev.,
Aaa	4,000		5.25%, 12/1/26, Ser. A, M.B.I.A.	4,242,680
			Metro. Trans. Auth. Rev.,
Aaa	1,000		5.25%, 11/15/31, Ser. A, F.G.I.C.	1,073,390
			New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
Aaa	5,000		5.00%, 6/15/29, Ser. B, F.S.A.	5,185,400
			New York St. Dorm. Auth. Rev., Comsewogue Pub. Lib. Insd.,
Aaa	2,020		6.00%, 7/1/15, M.B.I.A.	2,071,510
			New York St. Envir. Fac. Corp., Poll. Ctrl. Rev., Ser. D,
Aaa	200		6.90%, 11/15/15	204,674

				12,777,654

			Ohio—2.8%
			Ohio St. Wtr. Dev. Auth. Rev.,
Aaa	2,445		5.50%, 6/1/20, Ser. B, F.S.A	2,866,494
			Springboro Swr. Sys. Rev.,
Aaa	1,045		5.00%, 6/1/26, M.B.I.A.	1,105,965

				3,972,459

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			Pennsylvania—1.4%
			Delaware Cnty. Auth. Rev., Elwyn Inc. Proj.,
Aa3	$2,000		5.00%, 6/1/21, Ser. A Radian	$2,100,180

			Puerto Rico—0.7%
			Puerto Rico Elec. Auth. Rev.,
Aaa	1,000		5.00%, 7/1/25, Ser. PP, F.G.I.C.	1,066,600

			South Carolina—1.9%
			Berkeley Cnty. Wtr. & Swr. Rev.,
Aaa	1,000		5.25%, 6/1/16, M.B.I.A.	1,101,590
			Spartanburg Waterworks Rev., Jr. Lien,
Aaa	1,500		5.25%, 6/1/28, F.G.I.C.	1,618,155

				2,719,745

			Texas—17.4%
			Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
Aaa	2,500		5.00%, 5/1/25, M.B.I.A.	2,579,875
			Coastal Wtr. Auth. Contract Rev., City Of Houston Proj.,
Aaa	4,000		5.00%, 12/15/25, F.S.A.	4,124,280
			El Paso Wtr. & Swr. Rev.,
Aaa	1,555		5.50%, 3/1/12, Ser. A, F.S.A.	1,742,315
			Harris Cnty. Toll Road Sub. Lien., Gen. Oblig.,
Aa1	1,650		7.00%, 8/15/10, Ser. A	1,944,063
			Houston Ind. Sch. Dist., Gen. Oblig.,
Aaa	1,000		4.50%, 2/15/26, F.S.A.	996,860
			Houston Wtr. & Swr. Sys. Rev.,
Aaa	1,500	(b)	5.25%, 12/1/23, Ser. B, F.G.I.C. Prerefunded 12/1/10 @ $100	1,648,695
Aaa	3,500	(b)	5.00%, 12/1/28, Ser. A, F.S.A. Prerefunded 12/1/09 @ $100	3,777,200
			Lower Colorado River Auth. Rev., Jr. Lien-Fifth Suppl.,
Aaa	1,600	(b)	5.25%, 1/1/15, M.B.I.A. Escrowed to maturity	1,802,800
			Lower Colorado River Auth. Rev., Refunding & Impvmnt.,
Aaa	2,000		5.00%, 5/15/31, F.S.A., M.B.I.A.	2,056,300
			San Antonio Elec. & Gas Rev.,
Aa1	4,000		5.00%, 2/1/18, Ser. A	4,238,080

				24,910,468

See Notes to Financial Statements.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			Virginia—2.9%
			Henrico Cnty. Wtr & Swr. Rev.,
Aa2	$3,985		5.00%, 5/1/28	$4,140,574

			Washington—5.5%
			Energy Northwest Wind Proj. Rev.
Aaa	500		4.75%, 7/1/21, M.B.I.A.	516,685
Aaa	1,170		5.00%, 7/1/19, A.M.B.A.C.	1,232,934
			King Cnty. Swr. Rev.,
Aaa	2,500		5.00%, 1/1/31, F.G.I.C.	2,578,475
			Seattle Wtr. Sys. Dev. Rev.,
Aaa	1,000		5.00%, 9/1/18, M.B.I.A.	1,075,710
			Washington St. Pub. Pwr. Supply, Nuclear Proj. No. 2 Rev.,
Aaa	2,400		6.00%, 7/1/07, Ser. A	2,554,368

				7,958,172

			Wisconsin—1.5%
			Milwaukee Met. Swr. Dist., Gen. Oblig.,
Aa1	2,000	(b)	5.25%, 10/1/18, Ser. D Prefunded 10/1/13 @ $100	2,240,940

			Wyoming—3.3%
			Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
AA*	4,000		5.75%, 10/1/20	4,686,640

			Total long-term investments (cost $184,754,516)	205,336,808

			SHORT-TERM INVESTMENT
	Shares
NR	35,541		Goldman Sachs Tax Exempt Money Market Fund, (cost $35,541)	35,541

			Total Investments—143.3% (cost $184,790,057; Note 4)	205,372,349
			Other assets in excess of liabilities—2.0%	2,918,376
			Liquidation Value of Remarketed Preferred Stock—(45.3%)	(65,000,000)

			Net Assets Applicable to Common Stock—100%	$143,290,725

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

F.G.I.C.—Financial Guarantee Insurance Company.

F.H.A.—Federal Housing Authority.

F.S.A.—Financial Security Assurance Inc.

M.B.I.A.—Municipal Bond Insurance Association.

Radian—Radian Asset Assurance.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, government obligations, or other securities.
*	Standard & Poor’s rating.

NR—Not Rated by Moody’s or Standard & Poor’s.

The state classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets applicable to common stock as of April 30, 2005 was as follows:

California	25.9%
Texas	17.4
Georgia	16.2
Florida	10.6
New York	8.9
Indiana	5.6
Washington	5.5
Alabama	5.3
Massachusetts	4.9
Nebraska	4.8
Illinois	4.7
Connecticut	3.4
Wyoming	3.3
Nevada	3.2
Michigan	3.0
Virginia	2.9
Ohio	2.8
South Carolina	1.9
New Jersey	1.6
Wisconsin	1.5
Pennsylvania	1.4
Hawaii	1.4
Idaho	1.4
Kentucky	1.4
Mississippi	1.2
District of Columbia	1.1
Louisiana	0.9
Puerto Rico	0.7
Alaska	0.4

143.3
Other assets in excess of liabilities	2.0
Liquidation Value of Remarketed Preferred Stock	(45.3)

100.0%

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Assets and Liabilities

April 30, 2005

(Unaudited)

Assets

Investments, at value (cost $184,790,057)	$205,372,349

Cash	14,852

Interest receivable	3,143,204

Other assets	266,965

Total assets	208,797,370

Liabilities

Deferred compensation payable (Note 7)	265,672

Advisory fee payable (Note 2)	86,044

Dividends payable to common shareholders	61,640

Accrued expenses	57,504

Administration fee payable (Note 2)	25,813

Dividends payable to preferred shareholders	9,972

Total liabilities	506,645

Remarketed preferred stock ($.01 par value; 1,300 preferred shares, issued and outstanding, liquidation preference $50,000 per share; Note 6)	65,000,000

Net Assets Applicable to Common Stock	$143,290,725

Net assets applicable to common stock were comprised of:

Common stock at par ($.01 par value; 600,000,000 shares authorized and 8,507,456 issued and outstanding)	$85,075

Paid-in capital	120,442,594

Undistributed net investment income	1,726,632

Accumulated net realized gain on investments	454,132

Net unrealized appreciation on investments	20,582,292

Net assets applicable to common stock (equivalent to $16.84 per share based on 8,507,456 shares outstanding)	$143,290,725

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Operations

Six Months Ended April 30, 2005

(Unaudited)

Net Investment Income

Income

Interest	$5,047,177

Expenses

Investment advisory fee	520,349

Administration fee	156,105

Directors’ fees and expenses	119,000

Remarketing expense	75,000

Custodian’s fees and expenses	35,000

Legal fees and expenses	23,000

Audit fee and expenses	21,000

Transfer agent’s fees and expenses	19,000

Reports to shareholders	12,000

Registration fees	12,000

Miscellaneous	11,745

Total expenses	1,004,199

Net investment income	4,042,978

Realized and Unrealized Gain (Loss) on Investments

Net realized gain on investment transactions	201,460

Net change in unrealized appreciation on investments	(1,726,880)

Net realized and unrealized loss on investments	(1,525,420)

Dividends and distributions on remarketed preferred stock	(658,082)

Net Increase in Net Assets Resulting from Operations	$1,859,476

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statements of Changes

In Net Assets

(Unaudited)

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005	Year Ended October 31, 2004

Operations:

Net investment income	$4,042,978	$8,470,527

Net realized gain on investment transactions	201,460	1,369,410

Net change in unrealized appreciation on investments	(1,726,880)	29,850

Dividends on remarketed preferred stock from net investment income	(575,155)	(725,935)

Distributions on remarketed preferred stock from net realized gains	(82,927)	—

Net increase in net assets resulting from operations	1,859,476	9,143,852

Dividends and Distributions:

Dividends to common shareholders from net investment income	(3,683,728)	(8,167,083)

Distributions to common shareholders from net realized gains	(680,597)	—

Total dividends and distributions to common shareholders	(4,364,325)	(8,167,083)

Total increase (decrease)	(2,504,849)	976,769

Net Assets Applicable to Common Stock

Beginning of period	145,795,574	144,818,805

End of period(a)	$143,290,725	$145,795,574

(a) Includes undistributed net investment income of	$1,726,632	$1,942,537

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Financial Highlights (Unaudited)

PER SHARE OPERATING PERFORMANCE OF COMMON SHAREHOLDERS:	Six Months Ended April 30, 2005		Year Ended October 31,
			2004	2003	2002(f)	2001(e)	2000(e)
Net asset value, beginning of period	$17.14		$17.02	$16.97	$16.70	$15.42	$14.96

Net investment income(d)	.48		1.00	1.04	1.07	1.09	1.13
Net realized and unrealized gain (loss) on investments(d)	(.19)		.16	.05	.15	1.19	.50
Dividends from net investment income to remarketed preferred shareholders	(.07)		(.08)	(.08)	(.11)	(.25)	(.32)
Distributions from net realized gains to remarketed preferred shareholders	(.01)		—	—	—	—	—

Net increase from investment operations	.21		1.08	1.01	1.11	2.03	1.31

Dividends from net investment income to common shareholders	(.43)		(.96)	(.96)	(.84)	(.75)	(.85)
Distributions from net realized gains to common shareholders	(.08)		—	—	—	—	—

Total distributions	(.51)		(.96)	(.96)	(.84)	(.75)	(.85)

Net asset value, end of period(a)	$16.84		$17.14	$17.02	$16.97	$16.70	$15.42

Per share market value, end of period(a)	$15.27		$16.15	$15.52	$15.00	$14.45	$12.69

TOTAL INVESTMENT RETURN OF COMMON SHAREHOLDERS(b)	(2.4)%		10.60%	10.22%	9.71%	20.14%	(4.08)%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(c)
Operating expenses	1.41	%(g)	1.42%	1.39%	1.37%	1.38%	1.38%
Net investment income	5.59	%(g)	5.86%	6.04%	6.44%	6.73%	7.51%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)	$143,682		$144,531	$145,774	$140,786	$137,104	$127,639
Portfolio turnover rate	6	%(h)	11%	6%	15%	8%	26%
Net assets of common shareholders, end of period (000)	$143,291		$145,796	$144,819	$144,351	$142,075	$131,159
Asset coverage per share of preferred stock, end of period	$160,224		$162,150	$161,399	$161,039	$159,289	$150,892
Preferred stock outstanding (000)	$65,000		$65,000	$65,000	$65,000	$65,000	$65,000

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected. Total returns for periods of less than a full year are not annualized.
(c)	Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d)	Calculated based upon weighted average shares outstanding during the period.
(e)	Certain amounts have been reclassified to conform to requirements under U.S. generally accepted accounting principles released in July 2001.
(f)	Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02 and decrease net realized and unrealized gain (loss) per share by $0.02 and increase the ratio of net investment income from 6.35% to 6.44%. Per share amounts and ratios for the years ended prior to October 31, 2002 have not been restated to reflect this change in presentation.
(g)	Annualized.
(h)	Not annualized.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Notes to Financial Statements

(Unaudited)

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily (at least 65% of its total assets) in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.

Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates market value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Phoenix Investment Partners, Ltd., and an Administration Agreement with Prudential Investments LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. Effective July 1, 2005, Princeton Administrators, L.P. will serve as administrator of the Fund.

The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly managed assets.

Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PI pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2005 aggregated $11,991,000 and $13,439,145, respectively.

Note 4. Tax Information

Distributions to shareholders, which are determined in accor- dance with federal income tax regulations, and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended October 31, 2004, the adjustments were to increase net investment income and decrease accumulated net realized gain on investment by $342,787 due to differences between financial reporting and tax accounting. Net investment income, net realized losses and net assets were not affected by this change.

For the year ended October 31, 2004 the tax character of the distributions paid, as reflected in the Statements of Changes in Net Assets of $8,167,083 was tax-exempt.

As of October 31, 2004, the accumulated undistributed earnings on a tax basis were $1,281,698 of tax-exempt income (includes a timing difference of $68,265 for dividends payable), $306,131 of ordinary income and $1,016,196 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2005 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$184,308,767	$21,219,247	$155,665	$21,063,582

The difference between book basis and tax basis was attributable to differences in the treatment of market discount accretion for book and tax purposes.

In addition, the fund utilized approximately $10,400 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2004.

Note 5. Capital	There are 600 million shares of $0.01 par value common stock authorized.

For the six months ended April 30, 2005 the Fund did not issue any common shares in connection with the reinvestment of dividends.

Note 6. Remarketed Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 1.60% to 2.80% during the six months ended April 30, 2005.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 7. Deferred Compensation Plan

The Fund has adopted a deferred compensation plan (the “Compensation Plan”). Under the Compensation Plan, a director who is not an “interested person” of DTF and has elected to participate in the Compensation Plan (a “participating Director”) may defer receipt of all or a portion of his/her compensation from the

Fund. The deferred compensation payable to the participating director is credited to the director’s deferral account in lieu of having such compensation paid to the director. Directors may elect to have their Deferred Compensation account purchase shares of common stock of the Fund in the open market. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating director retires, the director may elect to receive payments under the plan in a lump sum or in equal installments over a period of up to ten years. If a participating director dies, any amount payable under the plan will be paid to the director’s beneficiaries. Deferred compensation investments of $265,672 are included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2005 and such obligation to make payment under the Compensation Plan is a general obligation of the Fund.

Note 8. Subsequent Events

Subsequent to April 30, 2005, dividends declared and paid on preferred shares totalled $89,303. On May 2, 2005, the Board of Directors of the Fund declared a dividend of $0.08 per common share payable on May 31, 2005, to common shareholders of record on May 16, 2005. On May 18, 2005, the Board of Directors approved a dividend of $0.08 per common share to be declared on June 1, 2005 payable on June 30, 2005 to common shareholders of record on June 13, 2005.

OTHER INFORMATION (Unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is required.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe, Inc. (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 43011, Providence, Rhode Island, 02940-3011 or call toll free (800) 451-6788.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and was effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing addi -

tional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

The Fund does not periodically update its registration statement in reliance upon prevailing exemptive orders and applicable rules. Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as found elsewhere in this Annual Report, may be requested by contacting the Fund at the address provided in this report.

The Fund does not typically hold voting securities and the Fund’s Board of Directors has adopted proxy voting procedures whereby the Fund’s Investment Adviser would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Investment Adviser’s good faith belief as to the best interests of the Fund and its shareholders. The receipt by the Fund of any such proxy solicitation materials and any vote in connection with the Fund’s portfolio securities would be reviewed subsequently by the Fund’s Board of Directors. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free (800) 243-4361 ext. 5992.

There have been no material changes in the Fund’s investment objectives or policies, charter or by-laws and principal risk factors associated with investment in the Fund.

The information regarding the Fund’s most recent quarterly report is available on the SEC website (www.SEC.gov)

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s Directors to request and evaluate, and the Fund’s investment adviser to a fund to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. During the month of November 2004, assisted by the advice of independent legal counsel, the Board conducted its annual review of the terms of the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the Directors considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made on behalf of the Independent Directors by legal counsel to the Independent Directors. Based on that review, at a meeting held on November 17, 2004, the Board, including the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year term ending November 30, 2005. In making its determination that such continuation was in the best interests of the Fund and its shareholders, the Board took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Board, and the conclusions reached with respect to each, were the following:

Nature, extent, and quality of services. The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Board with a copy of its most recent investment adviser registration form (“Form ADV”) and a description of its investment process. In evaluating the quality of the Adviser’s services, the Board considered the investment experience and length of service of the individual portfolio managers who provide services to the Fund. The Board noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s remarketed preferred stock. The Board also evaluated the Adviser’s compliance program, code of ethics, conflict of interest policies and the correspondence relating to the most recent examination of the Fund conducted by the SEC. In light of the foregoing, the Board concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Board with performance information for the Fund for various periods, measured against two benchmarks: the Lehman Brothers Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average. The Board noted that the Fund’s performance generally compared favorably with the benchmarks. The Adviser also provided information about the Fund’s ratings from Morningstar, Inc.

Costs of services and profits realized. The Board considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from their relationship with the Fund. To facilitate the Board’s analysis, the Adviser furnished the Board with information from Lipper Analytical Services Inc., an independent provider of investment company data, comparing the Fund’s advisory and other expenses to the similar expenses of other leveraged municipal debt funds. The comparative data indicated that the Fund’s advisory fees did not differ significantly from the median of similar fees incurred by other leveraged municipal debt funds.

Included in the Adviser’s Form ADV furnished to the Board was comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. However, the Board concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful.

The Adviser also furnished the Board with copies of its financial statements. In reviewing those financial statements, the Board examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Board considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality services to the Fund. The Board concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Board concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale, but should seek opportunities for economies of scale that might arise in the future.

Indirect benefits. The Board considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Fund does not generate soft dollars. Nevertheless, the Adviser furnished the Board with a report on its use of soft dollars in connection with other investment advisory clients. The Board also noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Directors

Francis E. Jeffries, Chairman

E. Virgil Conway

Nancy Lampton

Philip R. McLoughlin

Geraldine M. McNamara

Everett L. Morris

Eileen A. Moran

Harry Dalzell-Payne

David J. Vitale

Officers

Nathan I. Partain, President & Chief Executive Officer

Timothy M. Heaney, Vice President & Chief Investment Officer

Brooks Beittel, Secretary

Alan M. Meder, Treasurer & Principal Financial and Accounting Officer and Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

55 East Monroe Street

Suite 3600

Chicago, IL 60603

Call toll-free (800) 243-4361 ext. 5992

(860) 403-5992

www.phoenixinvestments.com

Administrator

Through June 30, 2005:

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Effective July 1, 2005:

Princeton Administrators, L.P.

P.O. Box 9095

Princeton, NJ 08543-9095

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

EquiServe, Inc.

P.O. Box 43011

Providence, RI 02940-3011

Call toll free (800) 451-6788

Independent Registered Public Accounting Firm

Ernst & Young LLP

223 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Through May 18, 2005

Skadden, Arps, Slate, Meagher & Flom (Illinois)

333 West Wacker Drive

Chicago, IL 60606

Effective May 19, 2005:

Mayer, Brown, Rowe & Maw

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

23334J107

23334J206DTFS

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2005

Item 2 – Code of Ethics - Not required as this is not an annual filing.

Item 3 – Audit Committee Financial Expert - Not required as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services - Not required as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants - Not required as this is not an annual filing.

Item 6 – Schedule of Investments – The Schedule of Investments is included as part of the report to Shareholders filed under Item 1 of this form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required as this is not an annual filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not required as this is not an annual filing.

Item 9 – Purchases of Equity Securities by Closed – End Management Investment Company and Affiliated Purchases. –

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
11/1/2004 through 11/30/2004
12/1/2004 through 12/31/2004
1/1/2005 through 1/31/2005
2/1/2005 through 2/28/2005
3/1/2005 through 3/31/2005
4/1/2005 through 4/30/2005

Total	0	0	0	0

Item 10 – Submission of Matters to a Vote of Security Holders.

Not Applicable- There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s chief executive officer and principal financial and accounting officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s chief executive officer and principal financial and accounting officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Not required as this is not an annual filing.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DTF Tax-Free Income Inc.

By:	/s/ Alan M. Meder
Alan M. Meder,
Treasurer of
DTF Tax-Free Income Inc.

Date: July 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nathan I. Partain
Nathan I. Partain,
Chief Executive Officer of
DTF Tax-Free Income Inc.

Date: July 6, 2005

By:	/s/ Alan M. Meder
Alan M. Meder,
Treasurer & Principal Financial and Accounting Officer of
DTF Tax-Free Income Inc.

Date: July 6, 2005